UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 15, 2005

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 15, 2005, the U.S. Bankruptcy Court for the Southern District Court of New York (the “Enron Bankruptcy Court”) approved the previously-announced Settlement Agreement entered into by Nevada Power Company (“NPC”), Sierra Pacific Power Company (“SPPC” and together with NPC, the “Utilities”) and Enron Power Marketing Inc. (“Enron”) that resolves the long-term, ongoing litigation involving claims with respect to terminated purchase power contracts between Enron and the Utilities. The Settlement Agreement provides for the settlement and release of the on-going litigation, regulatory proceedings, appellate proceedings, proofs of claim and other claims between Enron and the Utilities related to the terminated purchase power contracts, before the Enron Bankruptcy Court, the U.S. District Court for the Southern District of New York, the Federal Energy Regulatory Commission (the “FERC”) and the United States Court of Appeals for the Ninth Circuit. The settlement contemplated by the Settlement Agreement is also conditioned upon receipt of approval of the FERC.
These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to the parties’ receipt of necessary regulatory approval for the settlement, the Utilities’ ability to sell or otherwise dispose of the Enron unsecured claim component of the settlement, the Utilities’ ability to pay the settlement amounts and the Utilities’ ability to recover amounts paid with respect to the Settlement Agreement in their future rate cases filed with the Public Utilities Commission of Nevada. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of SPR and the Utilities are contained in their Quarterly Reports on Form 10-Q for the quarter ended September 30, 2005 and their Annual Reports on Form 10-K for the year ended December 31, 2004, filed with the SEC. SPR and the Utilities undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: December 16, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: December 16, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: December 16, 2005	By:	/s/ John E. Brown
John E. Brown
Controller